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Lincoln Life & Annuity                    Applicants signing in New York must use this form.
Company of New York                                 American Legacy III(R) C Share
Home office: Syracuse, New York                      Variable Annuity Application
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     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   Contract Owner   Maximum age of Contract Owner is 89.

                                                                   Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name or trust name*
                                                                   Date of birth [_][_] [_][_] [_][_]  [_] Male  [_] Female
                                                                                 Month   Day    Year
     ____________________________________________________________
     Street address
     (If PO Box, physical street address required)
                                                                   Home telephone number [_][_][_]/[_][_][_]-[_][_][_][_]
     ____________________________________________________________
     City                   State              ZIP
                                                                   Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
                                                                                  Month    Day   Year   [_] Yes  [_] No
     ____________________________________________________________
     Trustee name*
                                                                   *This information is required for trusts.

1b   Joint Contract Owner   Maximum age of Joint Contract Owner is 89.

                                                                   Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name
                                                                   Date of birth [_][_] [_][_] [_][_]  [_] Male   [_] Female
                                                                                 Month    Day   Year
                                                                                                       [_] Spouse [_] Non-Spouse

2a   Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                 Maximum age of Contract Owner is 89.

                                                                   Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name
                                                                   Date of birth [_][_] [_][_] [_][_]  [_] Male  [_] Female
                                                                                 Month    Day   Year
     ____________________________________________________________
     Street address
                                                                   Home telephone number [_][_][_]/[_][_][_]-[_][_][_][_]
     ____________________________________________________________
     City                   State              ZIP

2b   Contingent Annuitant   Maximum age of Contingent Annuitant is 89.

                                                                   Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
     ____________________________________________________________
     Full legal name

3    Beneficiary(ies) of Contract Owner   (List additional Beneficiaries on separate sheet.
                                          If listing children, use full legal names.)

     ____________________________________________________________  ________________________________  _________________  _______%
     Full legal name or trust name* [_] Primary [_] Contingent     Relationship to Contract Owner    SSN/TIN

     ____________________________________________________________  ________________________________  _________________  _______%
     Full legal name or trust name* [_] Primary [_] Contingent     Relationship to Contract Owner    SSN/TIN

     ____________________________________________________________  ________________________________  _________________  _______%
     Full legal name or trust name* [_] Primary [_] Contingent     Relationship to Contract Owner    SSN/TIN

     ____________________________________________________________  Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
     Executor/Trustee name*                                                       Month    Day   Year   [_] Yes  [_] No
                                                                   *This information is required for trusts.

     To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953AL-NY).

4    Type of American Legacy Contract

     Nonqualified: [_] Initial contribution  OR  [_] 1035 exchange

     Tax-qualified (must complete plan type):    [_] Transfer (to same market)  OR  [_] Rollover (to different market)

     Plan type (check one): [_] Roth IRA         [_] Traditional IRA
                            [_] Non-ERISA 403(b)/+/ (transfers only)  /+/Indicate plan year-end: [_][_] [_][_]
                                                                                                 Month   Day

5a   Allocation (This section must be completed.)                  5b   Dollar Cost Averaging (Complete only if electing DCA.)

     Initial minimum: $25,000                                      $1,500 minimum required in the holding account
                                                                   -----------------------------------------------------------------
     Future contributions will follow the allocation below. If     Total amount to DCA:              $_______________
     DCA option is selected, the entire amount of each future                                 OR
     contribution will follow the allocation in Section 5b.        MONTHLY amount to DCA:            $_______________
                                                                   -----------------------------------------------------------------

     If no allocations are specified in Section 5a or 5b, the      OVER THE FOLLOWING PERIOD:         _______________
     entire amount will be allocated to the Cash Management Fund,                                     MONTHS (6-12)
     pending instructions from the Contract Owner.                 -----------------------------------------------------------------
     ------------------------------------------------------------  FROM THE FOLLOWING HOLDING ACCOUNT (check one):
     Please allocate my contribution of:
     $_____________________   OR   $_______________________        [_] Cash Management Fund/1/
       Initial contribution          Approximate amount
                                     from previous carrier         [_] U.S. Govt./AAA-Rated Securities Fund/1/
     ------------------------------------------------------------  -----------------------------------------------------------------
     INTO THE FUND(S) BELOW           Use whole percentages        INTO THE FUND(S) BELOW               Use whole percentages
     ------------------------------------------------------------  -----------------------------------------------------------------
     _____________ % Global Discovery Fund                                                              /1/ The DCA holding account
     _____________ % Global Growth Fund                                                                     and the DCA fund elected
     _____________ % Global Small Capitalization Fund                                                       cannot be the same.
     _____________ % Growth Fund                                   _____________ % Global Discovery Fund
     _____________ % International Fund                            _____________ % Global Growth Fund
     _____________ % New World Fund                                _____________ % Global Small Capitalization Fund
     _____________ % Blue Chip Income and Growth Fund              _____________ % Growth Fund
     _____________ % Growth-Income Fund                            _____________ % International Fund
     _____________ % Asset Allocation Fund                         _____________ % New World Fund
     _____________ % Bond Fund                                     _____________ % Blue Chip Income and Growth Fund
     _____________ % High-Income Bond Fund                         _____________ % Growth-Income Fund
     _____________ % U.S. Govt./AAA-Rated Securities Fund          _____________ % Asset Allocation Fund
     _____________ % Cash Management Fund                          _____________ % Bond Fund
                                                                   _____________ % High-Income Bond Fund
     ============= % Total (must = 100%)                           _____________ % U.S. Govt./AAA-Rated Securities Fund/1/
                                                                   _____________ % Cash Management Fund/1/

                                                                   ============= % Total (must = 100%)
                                                                   -----------------------------------------------------------------
                                                                   Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
-----------------------------------------------------------------  -----------------------------------------------------------------

5c   Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051AL-NY) or the Portfolio Rebalancing form (28887AL-NY).

6    Benefit Options

     Death benefits
     Select one: (If no benefit is specified, the default death benefit will be the Guarantee of Principal death benefit.)

     [_] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
     [_] I/We hereby elect the Guarantee of Principal death benefit.

     Living benefit
     [_] I/We hereby elect the Principal Security Benefit/2/ option.

     /2/If the contract is tax-qualified, maximum age is 80. For IRA contracts, the annual amount available for withdrawal under the Principal Security Benefit may not be sufficient to satisfy the minimum distributions required by law beginning at age 70 1/2. Therefore, the owner may be required to make withdrawals that exceed the Annual Withdrawal Limit. Withdrawals in excess of the Annual Withdrawal Limit may quickly and substantially decrease the amount guaranteed by the Principal Security Benefit, especially in a declining market. If this contract is intended for use as an IRA contract, you should consider whether the Principal Security Benefit is appropriate for your circumstances. You should consult your tax advisor.

7    Automatic Withdrawals

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[_] Please provide me with automatic withdrawals totaling ___________% of total contract value or $ _________________
    (Withdrawal minimums: $50 per distribution/$300 annually), payable as follows:
[_] Monthly  [_] Quarterly  [_] Semi-annually  [_] Annually          Begin withdrawals in [_][_] [_][_][_][_]
                                                                                          Month     Year
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     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required, depending on state of residency.

     ELECT ONE: [_] Do withhold taxes Amount to be withheld ______________% (must be at least 10%)
                [_] Do not withhold taxes

     PAYMENT
     METHOD: Direct deposit     [_] Checking (attach a voided check)  OR  [_] Savings (attach a deposit slip)

             I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated
             Clearing House Association (NACHA).

             __________________________________________________________________________________________________________________
             Bank name                                                                        Bank telephone number

8    Automatic Bank Draft

     ________________________________________________________________    ______________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records
     __________________________________________________________________________________________________________________________
     Bank name                                                                                Bank telephone number

     $______________________________
     Monthly amount                     Automatic bank draft start date: [_][_]   [_][_]   [_][_]
                                                                         Month  Day (1-28)  Year

     [_] Checking (attach a voided check)  OR  [_] Savings (attach a deposit slip)

         I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

9    Replacement

     Does the applicant have any existing life policies or annuity contracts?
     [_] Yes  [_] No
     Will the proposed contract replace any existing annuity or life insurance?
     [_] Yes  [_] No

     (Attach a state replacement form.)

     __________________________________________________________________________________________________________________________
     Company name
     _____________________________________________________________________________   __________________________________________
     Plan name                                                                       Year issued

10   Signatures

     We also offer other types of annuities, with different fee structures, including some that offer lower fees. You should carefully consider whether this contract is the best product for you. All fees and features for this product are fully described in the contract and prospectus.

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown.
     I/We acknowledge receipt of current prospectuses for American Legacy III C
     Share and American Funds Insurance Series(R) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract
     Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     ______________________________________________________________________________________
     Signed at city                                State
                                                                                               Date [_][_]  [_][_]  [_][_]
                                                                                                     Month   Day     Year
     _________________________________  ___________________________________________________
     Signature of Contract Owner        Joint Contract Owner (if applicable)

     _______________________________________________________________________________________
     Signed at city                                State
                                                                                               Date [_][_]  [_][_]  [_][_]
                                                                                                     Month   Day     Year
     ______________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

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         THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
===============================================================================================================================

11   Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No  [_] Yes  If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):
     (Attach a state replacement form.)

                                                                                                              $
     __________________________________________________________________________________________________________________________
     Company name                                                               Year issued                     Amount

12   Additional Remarks

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

     __________________________________________________________________________________________________________________________

13   Dealer Information   Licensing appointment with Lincoln Life & Annuity Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in section 12.

     [_] 1
     ___________________________________________________________________________   [_][_][_]/[_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)      Registered representative's telephone number

     ___________________________________________________________________________   [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                               Registered representative's SSN

     __________________________________________________________________________________________________________________________
     Dealer's name

     __________________________________________________________________________________________________________________________
     Branch address                            City                                          State                   ZIP

     [_] CHECK IF BROKER CHANGE OF ADDRESS     Rep code at firm _______________________________________________________________

14   Representative's Signature

     The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Lincoln Life &
     Annuity Company of New York approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.
     __________________________________________________________________________________________________________________________
     Signature

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Send completed application -- with a check made payable to Lincoln Life &
Annuity Company of New York -- to your investment dealer's home office or to:

Lincoln Life & Annuity Company of New York        By Express Mail: Lincoln Life & Annuity Company of New York
Servicing Office - P.O. Box 2348                                   Attention: American Legacy Operations
Fort Wayne, IN 46801-2348                                          1300 South Clinton Street
                                                                   Fort Wayne, IN 46802

If you have any questions regarding this application, please call Lincoln Life &
Annuity Company of New York at 800 443-8137.